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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported) FEBRUARY 11, 1997



                              RITE AID CORPORATION
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                    1-5742                     23-1614034
     (State of                 (Commission                 (IRS Employer
   Incorporation)              File Number)             Identification No.)


            30 HUNTER LANE, CAMP HILL, PENNSYLVANIA           17011
           (Address of Principal Executive Offices)        (Zip Code)


      Registrant's telephone number, including area code:  (717) 761-2633


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ITEM 5.  OTHER EVENTS

          On December 12, 1996, Rite Aid Corporation (the "Company") acquired Thrifty PayLess Holdings, Inc. ("Thrifty PayLess") pursuant to a merger of Thrifty PayLess into the Company (the "Merger"). In connection with the Merger, the Company entered into an agreement (the "Stockholder Agreement") with Green Equity Investors, L.P. ("GEI"), pursuant to which, among other things, the Company granted GEI certain registration rights with respect to 9,344,571 shares (the "Shares") of common stock, par value $1.00 per share, of the Company ("Common Stock") that GEI acquired as a result of the Merger.

          Pursuant to its obligations under the Stockholder Agreement, the Company filed a Registration Statement (File No. 333-21207) with the Securities and Exchange Commission relating to the Shares, which Shares have been distributed by GEI to its partners (collectively, the "Selling Stockholders").

          On February 11, 1997, the Company entered into an Underwriting Agreement with certain of the Selling Stockholders and Morgan Stanley & Co. Incorporated pursuant to which such Selling Stockholders have agreed to sell an aggregate of 3,410,256 shares of Common Stock.

          The Company will not receive any of the proceeds from the sale of the shares of Common Stock by the Selling Stockholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits:

          1.1 -- Underwriting Agreement, dated February 11, 1997, among Rite Aid Corporation, the Selling Stockholders identified in
                   Schedule 1 thereto and Morgan Stanley & Co. Incorporated.

          4.1 -- Stockholder Agreement, dated as of October 13, 1996, among the Company, GEI and certain individual stockholders named therein (previously filed as Exhibit 2.2 to the Company's Registration Statement (File No. 333-14759) and incorporated herein by reference).

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RITE AID CORPORATION



                              By: /s/ Richard Varmecky
                                  ----------------------------------------------
                                  Richard Varmecky, Vice President and Treasurer


Date:  February 11, 1997

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                                 EXHIBIT INDEX


    EXHIBIT
    NUMBER                         EXHIBIT
    ------                         -------

      1.1 -- Underwriting Agreement, dated February 11, 1997, among Rite Aid Corporation, the Selling Stockholders identified in Schedule 1 thereto and Morgan Stanley & Co. Incorporated.

      4.1 -- Stockholder Agreement, dated as of October 13, 1996, among the Company, GEI and certain individual stockholders named therein (previously filed as Exhibit 2.2 to the Company's Registration Statement (File No. 333-14759) and incorporated herein by reference).